Exhibit 99.1

Acreage Announces Filing of Proxy Statement Related to U.S. Strategic Arrangement with Canopy Growth and Canopy USA

New York, February 14, 2023 – Acreage Holdings, Inc. (“Acreage” or the “Company”) (CSE:ACRG.A.U, ACRG.B.U), (OTCQX: ACRHF, ACRDF), a vertically integrated, multi-state operator of cannabis cultivation and retailing facilities in the U.S., is pleased to announce that it: (i) obtained an interim order (the “Interim Order”) of the Supreme Court of British Columbia (the “Court”) dated January 18, 2023, as varied on February 13, 2023, in connection with its proposed arrangement (the “Floating Share Arrangement”) involving Canopy Growth Corporation (“Canopy”) (TSX: WEED, NASDAQ: CGC) and Canopy USA, LLC (“Canopy USA”),  to be implemented under a statutory plan of arrangement pursuant to section 288 of the Business Corporations Act (British Columbia); and (ii) filed its proxy statement and management information circular (collectively, the “Circular”) and related materials (the “Meeting Materials”) with the United States Securities and Exchange Commission (the “SEC”) in respect of the special meeting of holders (the “Floating Shareholders”) of Acreage’s Class D subordinate voting shares (the “Floating Shares”) to be held on March 15, 2023 (the “Meeting”) to approve the Floating Share Arrangement and matters related thereto.

The special resolution approving the Floating Share Arrangement must be approved by: (i) at least 66⅔% of the votes cast by Floating Shareholders, present virtually or represented by proxy and entitled to vote at the Meeting; and (ii) in accordance with Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”), a simple majority of votes cast by the Floating Shareholders, present virtually or represented by proxy and entitled to vote at the Meeting, excluding the votes in respect of Floating Shares cast by any “interested party”, any “related party” of an “interested party” or any “joint actor” (as such terms are defined in MI 61-101).

In addition to satisfying the conditions set forth in the Floating Share Arrangement Agreement (as defined below) and described in the Circular, the implementation of the Floating Share Arrangement is subject to obtaining the final order of the Court, approval of the Floating Share Arrangement from Floating Shareholders at the Meeting and satisfaction of certain other conditions to implementing the Floating Share Arrangement, as set forth in the arrangement agreement (the “Floating Share Arrangement Agreement”) dated October 24, 2022 among Acreage, Canopy and Canopy USA, a copy of which is available on Acreage’s profile on SEDAR at www.sedar.com and has been filed with the SEC on the EDGAR website at www.sec.gov.

Voting is Fast and Easy

Even if you have never voted before, every vote will count no matter how many Floating Shares you own. Floating Shareholders must vote their proxies before 12:00 p.m. (New York time) on March 13, 2023.

For Floating Shareholders with Questions or Requiring Help Voting:

If you have any questions regarding the submission of your proxy, please contact Odyssey Trust Company, at its North American toll-free number: 1-888-290-1175 or Morrow Sodali, the strategic advisor and the proxy solicitation agent for Acreage, by telephone at 1-888-444-0623 toll-free in North America (1-289-695-3075 collect) or by e-mail at assistance@morrowsodali.com.

Additional Details

For a more detailed description of the Floating Share Arrangement and the resolution to be voted upon at the Meeting, Floating Shareholders are urged to review and carefully consider the Circular and Meeting Materials, as they contain important information concerning the Floating Share Arrangement and the rights and entitlements of the Floating Shareholders in relation thereto and consult with their financial, tax, legal and other professional advisors.

The Circular and all Meeting Materials will be made available in Acreage’s public filings on both SEDAR at www.sedar.com and with the SEC on the EDGAR website at www.sec.gov. The Circular will be mailed to Floating Shareholders and will be accessible via SEDAR and EDGAR.

Floating Shareholders are strongly encouraged to read the Circular that was filed with the SEC and on SEDAR on February 14, 2023 before authorizing a proxy to vote, including the section in the Circular entitled “Risk Factors”.

About Acreage Holdings, Inc.

Acreage is a multi-state operator of cannabis cultivation and retailing facilities in the U.S., including the Company’s national retail store brand, The Botanist. With its principal address in New York City, Acreage’s wide range of national and regionally available cannabis products include the award-winning The Botanist brand, craft brand Superflux, the Tweed brand, the Prime medical brand in Pennsylvania, the Innocent brand in Illinois and others. Acreage also owns Universal Hemp, LLC, a hemp subsidiary dedicated to the distribution, marketing and sale of CBD products throughout the U.S. Since its founding in 2011, Acreage has focused on building and scaling operations to create a seamless, consumer-focused, branded experience. Learn more at www.acreageholdings.com and follow us on Twitter, LinkedIn, Instagram, and Facebook.

Forward Looking Statements

This news release and each of the documents referred to herein contains “forward-looking information” and “forward-looking statements” within the meaning of applicable Canadian and United States securities legislation, respectively. All statements, other than statements of historical fact, included herein are forward-looking information. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved.

Forward-looking statements or information involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of Acreage or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements include statements with respect to the Meeting proceeding as described herein or at all and other statements with respect to the Floating Share Arrangement and proposed transactions with Canopy and Canopy USA.

Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including, but not limited to: the occurrence of changes in U.S. federal Laws regarding the cultivation, distribution or possession of marijuana; the ability of the parties to receive, in a timely manner and on satisfactory terms, the necessary regulatory, court and Floating Shareholder approvals; the ability of the parties to satisfy, in a timely manner, the other conditions to the completion of the Floating Share Arrangement Agreement; the ability of Canopy, Canopy USA and Acreage to satisfy, in a timely manner, the closing conditions to the Floating Share Arrangement; risks relating to the value and liquidity of the Floating Shares and the common shares of Canopy; Canopy maintaining compliance with the Nasdaq Global Stock Market (the “Nasdaq”) and Toronto Stock Exchange listing requirements; the rights of the Floating Shareholders may differ materially from those of shareholders in Canopy; the successful completion of Canopy USA’s acquisition and integration of Mountain High Products, LLC, Wana Wellness, LLC and The Cima Group, LLC (collectively, “Wana”) and Lemurian, Inc. (“Jetty”); expectations regarding future investment, growth and expansion of Acreage’s operations; the possibility of adverse U.S. or Canadian tax consequences upon completion of the Floating Share Arrangement; if Canopy USA acquires Wana, Jetty, or the Class E subordinate voting shares of Acreage (the “Fixed Shares”) pursuant to the Existing Arrangement Agreement (as defined below) without structural amendments to Canopy’s interest in Canopy USA, the listing of the Canopy Shares on the Nasdaq may be jeopardized; the risk of a change of control of either Canopy or Canopy USA; restrictions on Acreage’s ability to pursue certain business opportunities and other restrictions on Acreage’s business; the impact of material non-recurring expenses in connection with the Floating Share Arrangement on Acreage’s future results of operations, cash flows and financial condition; the possibility of securities class action or derivatives lawsuits; in the event that the Floating Share Arrangement is not completed, but the acquisition by Canopy of the Fixed Shares (the “Acquisition”) is completed pursuant to the arrangement agreement between Canopy and Acreage (the “Existing Arrangement Agreement”) dated April 18, 2019, as amended and Canopy becomes the majority shareholder in Acreage, the likelihood that the Floating Shareholders will have little or no influence on the conduct of Acreage’s business and affairs; risk of situations in which the interests of Canopy USA and the interests of Acreage or shareholders of Canopy may differ; Acreage’s compliance with Acreage’s business plan for the fiscal years ending December 31, 2020 through December 31, 2029 pursuant to the Existing Arrangement Agreement; in the event that the Floating Share Arrangement is completed, the likelihood of Canopy completing the Acquisition in accordance with the Existing Arrangement Agreement; risks relating to certain directors and executive officers of Acreage having interests in the transactions contemplated by the Floating Share Arrangement Agreement and the connected transactions that are different from those of the Floating Shareholders; risks relating to the possibility that holders of more than 5% of the Floating Shares may exercise dissent rights; other expectations and assumptions concerning the transactions contemplated between Canopy, Canopy USA and Acreage; the available funds of Acreage and the anticipated use of such funds; the availability of financing opportunities for Acreage and Canopy USA and the risks associated with the completion thereof; regulatory and licensing risks; the ability of Canopy, Canopy USA and Acreage to leverage each other’s respective capabilities and resources; changes in general economic, business and political conditions, including changes in the financial and stock markets; risks relating to infectious diseases, including the impacts of the COVID-19; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis, political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks disclosed in the Circular, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, dated March 11, 2022 and the Company’s other public filings, in each case filed with the SEC on the EDGAR website at www.sec.gov and with Canadian securities regulators and available under Acreage’s profile on SEDAR at www.sedar.com. Although Acreage has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.

Although Acreage believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and Acreage does not undertake any obligation to publicly update such forward-looking information or forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

Neither the Canadian Securities Exchange nor its Regulation Service Provider, nor any securities regulatory authority in Canada, the United States or any other jurisdiction, has reviewed and does not accept responsibility for the adequacy or accuracy of the content of this news release.

For more information, contact:

Steve Goertz

Chief Financial Officer

investors@acreageholdings.com

Courtney Van Alstyne

MATTIO Communications

acreage@mattio.com